UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2015

VERACYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7000 Shoreline Court, Suite 250, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 243-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting of Stockholders of Veracyte, Inc., held on May 18, 2015:

1.                                      The following Class II Directors were elected to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	For	Withheld

John L. Bishop	16,912,634	1,944,688

Fred E. Cohen	16,366,611	2,490,711

There were 1,519,528 broker non-votes for this proposal.

2.                                      The vote on the approval of the Veracyte, Inc. Employee Stock Purchase Plan was approved:

For	Against	Abstain

18,836,325	16,956	4,041

There were 1,519,528 broker non-votes for this proposal.

3.                                      The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 was approved:

For	Against	Abstain

20,365,071	10,397	1,382

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2015

Veracyte, Inc.

	By	/s/ Shelly D. Guyer
	Name:	Shelly D. Guyer
	Title:	Chief Financial Officer